EXHIBIT 10.3
Execution Version
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made on and as of January 31, 2008, by and among the individuals listed on the signature pages hereto (each, a “Recipient”) and Blackboard Inc., a Delaware corporation (“Parent”).
RECITALS
     A. Parent and The NTI Group, Inc., a Delaware corporation (the “Company”), are parties to that certain Agreement and Plan of Merger dated as of January 11, 2008 (the “Merger Agreement”), by and among Parent, the Company, a wholly-owned subsidiary of Parent, and Pace Holdings, LLC, a Delaware limited liability company. This Agreement is an inducement to Parent and the Company to enter into the Merger Agreement, and it is a condition precedent to Parent’s and the Company’s obligations to effect the Merger thereunder that this Agreement shall have been entered into and be in full force and effect.
     B. Pursuant to the terms of the Merger Agreement, Parent will issue Parent Common Stock to each Recipient and Parent is required to register for resale such Parent Common Stock in accordance with the terms hereof.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Certain Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
     2. Registration Rights.
          (a) On or prior to the Closing, Parent shall have filed or caused to be filed with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) on any appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the offering and sale or other disposition by the Recipients of no less than one hundred percent (100%) of the Parent Common Stock issued to the Recipients in accordance with the Merger Agreement (the “Registrable Securities”) and such Registration Statement shall have been declared effective under the Securities Act and shall include a “Plan of Distribution” substantially in the form of Exhibit E attached to the Merger Agreement. Each Recipient agrees to cooperate with and provide assistance to Parent, as Parent may reasonably request, in connection with any registration and sale of the Registrable Securities.
          (b) Parent agrees that it will (i) keep such Registration Statement continuously effective and until the earlier of (A) the second (2nd) anniversary of the Closing, (B) the date on which all of the Registrable Securities have been sold or (C) the date on which all such shares may be continuously sold by each Recipient named therein without any volume limitations in reliance on Rule 144 of the Securities Act or any rule of similar effect and prepare and file with the SEC any amendments or supplements to the Registration Statement or prospectus which may be necessary to comply with the provisions of the Securities Act with respect to the offer of the Registrable Securities covered by such Registration Statement; (ii) prepare and promptly file with the SEC and promptly notify the Recipients of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement therein or omission therefrom if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to Parent shall have occurred as a result of which any prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading; (iii) in case the Recipients are required to deliver a prospectus, prepare promptly such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act; (iv) advise the Recipients promptly after Parent shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or amendment thereto or of the initiation or threatening of any proceedings for that purpose, and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (v) use commercially reasonable efforts to qualify such Registrable Securities for sale under the securities or “blue sky” laws of such states within the United States as the Recipients may reasonably designate, except that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business in any such state or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject; and (vi) furnish to the Recipients, as soon as available, copies of any such Registration Statement and each preliminary and final prospectus, or supplement or amendment required to be prepared with respect thereto, all in such quantities as they may from time to time reasonably request.
          (c) Parent shall pay all expenses incident to the performance of or compliance with this Section 2, including, without limitation, all registration, filing and Financial Industry Regulatory Authority (formerly the “NASD”) fees, all fees and expenses of complying with securities or blue sky laws of any jurisdiction pursuant to clause 2(b)(v), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Parent and one counsel for the Recipients as a group (as selected by a majority in interest of the Recipients who participate in the registration), and expenses for any audits incident to or required by any such registration. Each Recipient shall pay the underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of such Recipient’s Registrable Securities.
          (d) Each Recipient included in any Registration Statement will furnish to Parent such information regarding such Recipient and the distribution proposed by such Recipient as Parent may reasonably request.
          (e) Parent shall use commercially reasonable efforts to cause the Registrable Shares to be listed for trading on any securities exchange on which Parent Common Stock is at the time listed for trading.
          (f) Indemnification.
               (i) Parent’s Indemnification of Recipients. To the extent permitted by law, the Parent will indemnify each Recipient with respect to which registration, qualification or compliance of Registrable Securities has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular, or other document incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Parent of any rule or regulation promulgated under the Securities Act or Securities Exchange Act of 1934, as amended (the “Exchange Act”), or state or federal law applicable to the Parent and relating to action or inaction required of the Parent in connection with any such registration, qualification or compliance; and the Parent will reimburse each such person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 2(f)(i) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Parent (which consent shall not unreasonably be withheld); and provided, further, that the Parent will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon (A) any untrue statement or omission based upon written information furnished to the Parent by such Recipient, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Parent, (B) any violation by such Recipient of any rule or regulation promulgated under the Securities Act or Exchange Act or state or federal law applicable to such Recipient or (C) such Recipient’s willful misconduct or fraud.
               (ii) Recipient’s Indemnification of Parent. To the extent permitted by law, each Recipient will, if Registrable Securities held by such Recipient are included in the securities as to which such registration, qualification or compliance is being effected pursuant to this Section 2, indemnify the Parent, each of its directors and officers, each underwriter, if any, of the Parent’s securities covered by such a Registration Statement, each person who controls the Parent or such underwriter within the meaning of the Securities Act, and each other such Recipient, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact about such Recipient or about the sale by such Recipient of such Recipient’s Registrable Securities that may be contained in any such Registration Statement, prospectus, offering circular or other document incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact about such Recipient or about the sale by such Recipient of such Recipient’s Registrable Securities that may be required to be stated therein or necessary to make the statements therein not misleading but only, in the case of statements, to the extent that such untrue statement is contained in any information or affidavit furnished in writing by such Recipient to the Parent with authorization by such Recipient to use such information or affidavit in connection with such Registration Statement, prospectus, offering circular or other document, as the case may be, any violation by such Recipient of any rule or regulation promulgated under the Securities Act or Exchange Act or state or federal law applicable to such Recipient and relating to action or inaction required of such Recipient in connection with any such registration, qualification or compliance or such Recipient’s willful misconduct or fraud; and will reimburse each such person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 2(f)(ii) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of such Recipient (which consent shall not unreasonably be withheld); and provided, further, that each Recipient’s liability under this Section 2(f)(ii) shall be several, and not joint with other Recipients or holders, and shall not exceed such Recipient’s net proceeds from the offering of securities made in connection with such registration.
               (iii) Indemnification Procedure. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2(f), notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such action and to select counsel for the defense of such action with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided, however, that if either party reasonably determines that there may be a conflict between the position of the indemnifying party and the indemnified party in conducting the defense of such action by reason of recognized claims for indemnity under this Section 2(f), then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 2(f).
               (iv) Contribution. If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements, actions or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided that, in no event shall any contribution by a Recipient under this Section 2(f) exceed the net proceeds from the relevant offering received by such Recipient. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     3. Notices. All notices, requests, demands, claims and other communications required or permitted hereunder shall be duly given only if made in writing and personally delivered, mailed by first class, certified or registered mail, postage prepaid, sent by a major national delivery service, or sent by telecopier (if confirmation of successful transmission is obtained). Any such communications shall be effective (i) upon receipt, if personally delivered, (ii) on the fifth day following the date of mailing, postage prepaid, if mailed, (iii) on the day of delivery if sent by major national delivery service, or (iv) at the time transmission to the recipient’s telecopier is completed (as shown by such confirmation of transmission), if sent by telecopier. Any such communication shall be addressed to the parties at the following addresses (or at such other address for a party as such party shall specify by like notice):

(a)	if to Parent:
Blackboard Inc.
1899 L Street, NW
5th Floor
Washington, DC 20036
Attention: Matthew H. Small
(b)	if to a Recipient, as set forth on such Recipient’s signature page hereto.
     4. Survival of Terms. This Agreement shall apply to and bind each Recipient and Parent and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.
     5. Amendments. No amendment, alteration, suspension or termination of this Agreement shall impair the rights of any Recipient hereunder unless mutually agreed otherwise between the affected Recipient and Parent, which agreement must be in writing and signed by Parent and the Recipient.
     6. Severability. In the event that any one or more of the terms or provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement, and the parties to this Agreement shall use their commercially reasonable efforts to substitute one or more valid, legal and enforceable terms or provisions into this Agreement which, insofar as practicable, implement the purposes and intent of this Agreement. Any term or provision of this Agreement held invalid or unenforceable only in part, degree or within certain jurisdictions shall remain in full force and effect to the extent not held invalid or unenforceable to the extent consistent with the intent of the parties as reflected by this Agreement.
     7. Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior representations, warranties, agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.
     8. Counterparts. This Agreement may be executed in one or more counterparts, all of which constitute a single agreement, and shall become effective when one or more counterparts has been signed by each of the parties and delivered to the other parties.
     9. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
     10. RECIPIENT REVIEW. EACH RECIPIENT REPRESENTS THAT HE OR SHE HAS READ THIS AGREEMENT AND HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE PREPARATION OF THIS AGREEMENT AND IS FAMILIAR WITH ITS TERMS AND PROVISIONS.
     11. Assignment. A Recipient’s rights under this Agreement shall not be assignable by such Recipient, other than by will or the laws of descent and distribution, and shall not be subject to attachment, lien, levy, or other creditors’ rights under state or Federal law.

     12. Governing Law. To the extent not superseded by the laws of the United States, this Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Each party to this Agreement irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Agreement shall be brought in any state court of general jurisdiction located in New York, New York (or, if no such court has jurisdiction or accepts jurisdiction, in any United States District Court located in New York, New York); (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection that such party may have to the laying of venue of any such suit, action or proceeding in any such court. Each of the parties to this Agreement hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 3. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.
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     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereby execute and deliver this Registration Rights Agreement, on and as of the date first set forth above.

BLACKBOARD INC.
By:	/s/ Matthew Small
Name:	Matthew Small
Title:	Chief Legal Officer

RECIPIENTS:
By:	/s/ Robert E. Michalik
Name:	Robert E. Michalik
Title:	Vice President
Address: c/o Kinderhook Industries, LLC 880 Seventh Avenue, 16th floor New York, NY 10106

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereby execute and deliver this Registration Rights Agreement, on and as of the date first set forth above.

BLACKBOARD INC.
By:	/s/ Matthew Small
Name:	Matthew Small
Title:	Chief Legal Officer

RECIPIENTS:
By:	/s/ Joshua Roth
Name:	Joshua Roth
Title:	Chief Technology Officer
Address: 1250 Villa Woods Drive Pacific Palisades, CA 90272

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereby execute and deliver this Registration Rights Agreement, on and as of the date first set forth above.

BLACKBOARD INC.
By:	/s/ Matthew Small
Name:	Matthew Small
Title:	Chief Legal Officer

RECIPIENTS:
By:	/s/ Thomas L. Motter
Name:	Thomas L. Motter
Title:	President, Connect - ED
Address: 601 Taper Drive, Seal Beach, CA 90740

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereby execute and deliver this Registration Rights Agreement, on and as of the date first set forth above.

BLACKBOARD INC.
By:	/s/ Matthew Small
Name:	Matthew Small
Title:	Chief Legal Officer

RECIPIENTS:
By:	/s/ Bruce G. Worman
Name:	Bruce G. Worman
Title:	Chief Financial Officer
Address: 4216 Shorepointe Way San Diego, CA 92130